Exhibit 1.01

Conflict Minerals Report for Zoetis Inc.
For the Year Ended December 31, 2020

Introduction

This Conflict Minerals Report (the “Report”) has been prepared by Zoetis Inc. (“Zoetis,” the “Company,” “we,” “us,” or “our”) as provided for in Rule 13p-1 under the Securities Exchange Act of 1934, as amended, and Form SD (collectively, the “Conflict Minerals Rule”), for the reporting period from January 1 to December 31, 2020. The date of filing of this Conflict Minerals Report is May 28, 2021.

As used herein, “Conflict Minerals” or “3TG” are columbite-tantalite (coltan), cassiterite, gold, wolframite and the derivatives tantalum, tin and tungsten, without regard to the location of origin of the minerals or derivative metals.

Overview

Zoetis is a global leader animal health industry, focused on the discovery, development, manufacture and commercialization of medicines, vaccines, diagnostic products, biodevices, genetic tests and precision livestock farming technology. We have a diversified business, commercializing products across eight core species: dogs, cats and horses (collectively, companion animals) and cattle, swine, poultry, fish and sheep (collectively, livestock); and within seven major product categories: vaccines, anti-infectives, parasiticides, dermatology, other pharmaceutical products, medicated feed additives and animal health diagnostics.

Zoetis has an extensive global supply chain, with multiple layers of supply manufacturers between the Company’s direct suppliers and any smelters or refiners ("SORs"). Accordingly, we rely on our direct suppliers to provide us with accurate upstream information about the origin of any 3TG in the materials, components, parts and subassemblies we purchase for our products.

However, Zoetis supports the humanitarian goal of ending violent conflict in the Democratic Republic of the Congo (“DRC”) and its adjoining countries (collectively, the “Covered Countries”). We are committed to working with our suppliers to ensure compliance with the Conflict Minerals Rule and the responsible sourcing of 3TG through the compliance procedures described herein.

Since 2014, we have included a clause in any new or renewed supply contract that prohibits a Zoetis supplier from using 3TG that originate in a Covered Country in the production of a Zoetis product, or, in the alternative, requires the supplier to (i) immediately notify us of such use, (ii) provide us with a valid and verifiable certificate of origin for such 3TG and (iii) be able to demonstrate that a "reasonable country of origin inquiry" ("RCOI") and due diligence process were undertaken in the preparation and delivery of such certificate of origin. We do not seek to embargo the responsible sourcing of 3TG from the Covered Countries and are supportive of responsible 3TG sourcing from those countries.

Product Scoping

For 2020, we conducted an analysis of our product lines to determine whether any 3TG are necessary to any Zoetis product’s functionality or production. After completing our analysis, we determined that necessary 3TG are found in components within our poultry biodevices, hatchery automation equipment, ear tags, and certain diagnostic products.

Following our analysis and initial determination, we performed an RCOI and exercised due diligence on the 3TG that were in the supply chain of our products manufactured during 2020.

Reasonable Country of Origin Inquiry and Due Diligence Process

Our outreach included 21 suppliers that we identified as having provided us with components, parts or subassemblies that contain 3TG. For our RCOI, to the extent applicable, we utilized the same processes and procedures as for our due diligence, particularly Steps 1 and 2 of the OECD Due Diligence Guidance (as defined below) design framework, which are described below in this Conflict Minerals Report.

Following our RCOI, we exercised due diligence on the source of the 3TG in our relevant products. Our due diligence processes were based on the Organisation for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflicted-Affected and High-Risk Areas, including the Supplement on Tin, Tantalum and Tungsten and the Supplement on Gold (Third Edition) (“OECD Due Diligence Guidance”), an internationally recognized due diligence framework. Our RCOI and diligence measures included the following:

Step 1: Establish strong company management systems

Zoetis has a team of colleagues from our Legal and Global Manufacturing and Supply functions that are part of our 3TG compliance program. This team is led by our Chief Counsel, Corporate Governance and supported by legal and internal manufacturing experts, and global and regional procurement specialists.

We have a conflict minerals policy (the “Conflict Minerals Policy”), which sets forth our position and encourages our suppliers to use SORs that are listed as Conformant (as later defined) by the Responsible Minerals Initiative (“RMI”) whenever possible. Our Conflict Minerals Policy is available to the public at http://www.zoetis.com/about-us/corporate-governance/policies-and-procedures/policy-on-use-of-conflict-minerals.aspx. Information on our website is not part of this Report and is not incorporated by reference herein.

Finally, we have processes in place to listen to and act on concerns expressed by employees and others about possible improper or unethical business practices or violations of laws, regulations, or Company policies, including our Conflict Minerals Policy. These serve as a grievance mechanism as contemplated by the OECD Due Diligence Guidance. Grievances can be reported by phone at (973) 822-7000 or by email at compliance@zoetis.com.

Step 2: Identify and assess risks in the supply chain

We sent each of our in-scope suppliers a letter or otherwise contacted them explaining our disclosure obligations and requesting the completion of the then latest version of the Conflict Minerals Reporting Template (“CMRT”) developed by the RMI. Our 3TG compliance team analyzed our suppliers’ responses, reviewed the SOR information provided in each completed CMRT, conducted follow-up inquiries, and made multiple attempts to obtain responses from suppliers who did not immediately respond to our requests.

We received responses from 71% of our in-scope suppliers. Of those responses, most provided us with data only at the “company” level, meaning with respect to their overall 3TG sourcing for all of their products, without specifying whether the 3TG or SORs disclosed were specific to our products.

The results of our RCOI and due diligence processes are discussed later in the Conflict Minerals Report under “RCOI and Due Diligence Results.”

Step 3: Design and implement a strategy to respond to identified risks

We address identified risks on a case-by-case basis. This flexible approach enables us to tailor the response to the risks identified.

Step 4: Carry out independent third-party audit of smelter’s/refiner’s due diligence practices

In connection with our due diligence, and to assess SOR due diligence practices, we utilize and rely on the lists of SORs published by the RMI to determine which facilities identified by our direct suppliers have either undergone an audit conducted by an independent third party, or have agreed to undergo or are undergoing such an audit.

Step 5: Report annually on supply chain due diligence

We file a Form SD and a Conflict Minerals Report with the Securities and Exchange Commission and make these filings available on our website.

RCOI and Due Diligence Results

In connection with our RCOI and due diligence, suppliers identified to us the SORs listed on Appendix A as having potentially processed the necessary 3TG contained in our in-scope products for 2020.

The table below presents a summary of the SOR information contained in Appendix A. Appendix A lists the identified facilities and provides country of origin information. In addition, please see the notes accompanying Appendix A for additional information relevant to the table below.

	Conformant	Active	On Reference List Only
Gold	108	6	65
Tantalum	40	0	3
Tin	72	6	22
Tungsten	39	5	13

We endeavored to determine the mine or location of origin of the 3TG contained in our in-scope products by requesting that suppliers provide us with a completed CMRT and through the other measures described in this Conflict Minerals Report.

For 2020, none of our in-scope products were determined by us to contain necessary 3TG that directly or indirectly financed or benefitted an armed group in a Covered Country. However, we did not conclude that any of our in-scope products were “DRC conflict free.”

Risk Mitigation and Future Actions

We intend to take the following steps to ensure that the 3TG in our supply chain does not originate from sources that support conflict:
1.Continue to inform our suppliers of our sourcing requirements;
2.Continue to request, on an annual basis, CMRTs from our suppliers;
3.Continue to include terms and conditions relating to 3TG sourcing in our purchase agreements; and
4.In the event that any of our suppliers are found to be providing us with 3TG from sources that support conflict in the Covered Countries, work with the supplier to establish alternative sources of 3TG.

All of these steps are in addition to the other steps that the Company took with respect to 2020, which it intends to continue to take with respect to 2021 to the extent applicable.

Caution Concerning Forward-Looking Statements

This Report contains forward-looking statements, which reflect the current views of Zoetis with respect to business plans and actions. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees of future performance or actions. Forward-looking statements are subject to risks and uncertainties. These risks and uncertainties include, but are not limited to: (1) the continued implementation of satisfactory traceability and other compliance measures by our direct and indirect suppliers on a timely basis or at all; (2) whether SORs and other market participants responsibly source 3TG; and (3) political, regulatory and economic developments, whether in the Covered Countries, the United States or elsewhere. If one or more of these uncertainties materialize, or if management’s underlying assumptions prove to be incorrect, actual results may differ materially from those contemplated by a forward-looking statement. As a result, forward-looking statements speak only as of the date on which they are made. Zoetis expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by federal securities laws.

Appendix A

The following list contains SORs reported by our suppliers that may have been used to process the necessary 3TG contained in Zoetis' in-scope products.

Mineral	Smelter or Refiner Name	Smelter or Refiner Location	Status
Gold	8853 S.p.A.	ITALY	Conformant
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	Conformant
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	Conformant
Gold	Al Etihad Gold LLC	UNITED ARAB EMIRATES	Conformant
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Conformant
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Conformant
Gold	AngloGold Ashanti Córrego do Sítio Mineracao	BRAZIL	Conformant
Gold	Argor-Heraeus S.A.	SWITZERLAND	Conformant
Gold	Asahi Pretec Corp.	JAPAN	Conformant
Gold	Asahi Refining Canada Ltd.	CANADA	Conformant
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	Conformant
Gold	Asaka Riken Co., Ltd.	JAPAN	Conformant
Gold	AU Traders and Refiners	SOUTH AFRICA	Conformant
Gold	Aurubis AG	GERMANY	Conformant
Gold	Bangalore Refinery	INDIA	Conformant
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Conformant
Gold	Boliden AB	SWEDEN	Conformant
Gold	C. Hafner GmbH + Co. KG	GERMANY	Conformant
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	Conformant
Gold	Cendres + Metaux S.A.	SWITZERLAND	Conformant
Gold	Chimet S.p.A.	ITALY	Conformant
Gold	Chugai Mining	JAPAN	Conformant
Gold	DODUCO Contacts and Refining GmbH	GERMANY	Conformant
Gold	Dowa	JAPAN	Conformant
Gold	DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	Conformant
Gold	Eco-System Recycling Co., Ltd.	JAPAN	Conformant
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	Conformant
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA	Conformant
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	Conformant
Gold	HeeSung Metal Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	Heimerle + Meule GmbH	GERMANY	Conformant
Gold	Heraeus Metals Hong Kong Ltd.	CHINA	Conformant
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	Conformant
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	Conformant
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	Conformant
Gold	Istanbul Gold Refinery	TURKEY	Conformant
Gold	Italpreziosi	ITALY	Conformant
Gold	Japan Mint	JAPAN	Conformant
Gold	Jiangxi Copper Co., Ltd.	CHINA	Conformant
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	Conformant

Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Conformant
Gold	Kazzinc	KAZAKHSTAN	Conformant
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	Conformant
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	Conformant
Gold	Kojima Chemicals Co., Ltd.	JAPAN	Conformant
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	Conformant
Gold	L'Orfebre S.A.	ANDORRA	Conformant
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Conformant
Gold	Marsam Metals	BRAZIL	Conformant
Gold	Materion	UNITED STATES OF AMERICA	Conformant
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	Conformant
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	Conformant
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	Conformant
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Conformant
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	Conformant
Gold	Metalor Technologies S.A.	SWITZERLAND	Conformant
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	Conformant
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	Conformant
Gold	Mitsubishi Materials Corporation	JAPAN	Conformant
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conformant
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	Conformant
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Conformant
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	Conformant
Gold	Nihon Material Co., Ltd.	JAPAN	Conformant
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Conformant
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	Conformant
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	RUSSIAN FEDERATION	Conformant
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	Conformant
Gold	PAMP S.A.	SWITZERLAND	Conformant
Gold	Planta Recuperadora de Metales SpA	CHILE	Conformant
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Conformant
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	Conformant
Gold	PX Precinox S.A.	SWITZERLAND	Conformant
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Conformant
Gold	REMONDIS PMR B.V.	NETHERLANDS	Conformant
Gold	Royal Canadian Mint	CANADA	Conformant
Gold	SAAMP	FRANCE	Conformant
Gold	Safimet S.p.A.	ITALY	Conformant
Gold	SAFINA A.S.	CZECH REPUBLIC	Conformant
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	Conformant
Gold	SAXONIA Edelmetalle GmbH	GERMANY	Conformant
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	Conformant
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	Conformant
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Conformant
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Conformant
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Conformant

Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Conformant
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	Conformant
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	Conformant
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	T.C.A S.p.A	ITALY	Conformant
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Conformant
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	Conformant
Gold	Tokuriki Honten Co., Ltd	JAPAN	Conformant
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	Conformant
Gold	Torecom	KOREA, REPUBLIC OF	Conformant
Gold	Umicore Brasil Ltda.	BRAZIL	Conformant
Gold	Umicore Precious Metals Thailand	THAILAND	Conformant
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	Conformant
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	Conformant
Gold	Valcambi S.A.	SWITZERLAND	Conformant
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	Conformant
Gold	WIELAND Edelmetalle GmbH	GERMANY	Conformant
Gold	Yamakin Co., Ltd.	JAPAN	Conformant
Gold	Yokohama Metal Co., Ltd.	JAPAN	Conformant
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Conformant
Gold	Alexy Metals	UNITED STATES OF AMERICA	Active
Gold	Augmont Enterprises Private Limited	INDIA	Active
Gold	C.I Metales Procesados Industriales SAS	COLOMBIA	Active
Gold	Heraues Precious Metals GmbH & Co. KG	GERMANY	Active
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES	Active
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA	Active
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	On Smelter Look-up Tab Only
Gold	African Gold Refinery	UGANDA	On Smelter Look-up Tab Only
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	On Smelter Look-up Tab Only
Gold	Caridad	MEXICO	On Smelter Look-up Tab Only
Gold	CGR Metalloys Pvt Ltd.	INDIA	On Smelter Look-up Tab Only
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	On Smelter Look-up Tab Only
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	On Smelter Look-up Tab Only
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	On Smelter Look-up Tab Only
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	On Smelter Look-up Tab Only
Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA	On Smelter Look-up Tab Only
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA	On Smelter Look-up Tab Only
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA	On Smelter Look-up Tab Only
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA	On Smelter Look-up Tab Only
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA	On Smelter Look-up Tab Only
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	On Smelter Look-up Tab Only

Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES	On Smelter Look-up Tab Only
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA	On Smelter Look-up Tab Only
Gold	Gold Coast Refinery	GHANA	On Smelter Look-up Tab Only
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	On Smelter Look-up Tab Only
Gold	Guangdong Jinding Gold Limited	CHINA	On Smelter Look-up Tab Only
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Gold	Hwaseong CJ CO., Ltd.	KOREA, REPUBLIC OF	On Smelter Look-up Tab Only
Gold	JALAN & Company	INDIA	On Smelter Look-up Tab Only
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	On Smelter Look-up Tab Only
Gold	K.A. Rasmussen	NORWAY	On Smelter Look-up Tab Only
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	On Smelter Look-up Tab Only
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	On Smelter Look-up Tab Only
Gold	Kundan Care Products Ltd.	INDIA	On Smelter Look-up Tab Only
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	On Smelter Look-up Tab Only
Gold	L'azurde Company For Jewelry	SAUDI ARABIA	On Smelter Look-up Tab Only
Gold	Lingbao Gold Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Gold	MD Overseas	INDIA	On Smelter Look-up Tab Only
Gold	Metallix Refining Inc.	RUSSIAN FEDERATION	On Smelter Look-up Tab Only
Gold	Modeltech Sdn Bhd	MALAYSIA	On Smelter Look-up Tab Only
Gold	Morris and Watson	NEW ZEALAND	On Smelter Look-up Tab Only
Gold	Morris and Watson Gold Coast	AUSTRALIA	On Smelter Look-up Tab Only
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	On Smelter Look-up Tab Only
Gold	NH Recytech Company	KOREA, REPUBLIC OF	On Smelter Look-up Tab Only
Gold	Pease & Curren	UNITED STATES OF AMERICA	On Smelter Look-up Tab Only
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Gold	QG Refining, LLC	UNITED STATES OF AMERICA	On Smelter Look-up Tab Only
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA	On Smelter Look-up Tab Only
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	On Smelter Look-up Tab Only
Gold	Sai Refinery	INDIA	On Smelter Look-up Tab Only
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF	On Smelter Look-up Tab Only
Gold	Sancus ZFS (L'Orfebre, SA)	COLOMBIA	On Smelter Look-up Tab Only

Gold	Schone Edelmetaal B.V.	NETHERLANDS	On Smelter Look-up Tab Only
Gold	Sellem Industries Ltd.	MAURITANIA	On Smelter Look-up Tab Only
Gold	Shandong Humon Smelting Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Gold	Shirpur Gold Refinery Ltd.	INDIA	On Smelter Look-up Tab Only
Gold	Sovereign Metals	INDIA	On Smelter Look-up Tab Only
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	On Smelter Look-up Tab Only
Gold	Sudan Gold Refinery	SUDAN	On Smelter Look-up Tab Only
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Gold	Tony Goetz NV	BELGIUM	On Smelter Look-up Tab Only
Gold	Universal Precious Metals Refining Zambia	ZAMBIA	On Smelter Look-up Tab Only
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Tantalum	Asaka Riken Co., Ltd.	JAPAN	Conformant
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	Conformant
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	Conformant
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA	Conformant
Tantalum	F&X Electro-Materials Ltd.	CHINA	Conformant
Tantalum	FIR Metals & Resource Ltd.	CHINA	Conformant
Tantalum	Global Advanced Metals Aizu	JAPAN	Conformant
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	Conformant
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA	Conformant
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Conformant
Tantalum	H.C. Starck Co., Ltd.	THAILAND	Conformant
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	Conformant
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA	Conformant
Tantalum	H.C. Starck Ltd.	JAPAN	Conformant
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY	Conformant
Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY	Conformant
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Conformant
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	Conformant
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Conformant
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	Conformant
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	KEMET Blue Metals	MEXICO	Conformant
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA	Conformant
Tantalum	LSM Brasil S.A.	BRAZIL	Conformant
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	Conformant
Tantalum	Mineracao Taboca S.A.	BRAZIL	Conformant
Tantalum	Mitsui Mining & Smelting Co., Ltd.	JAPAN	Conformant
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Conformant
Tantalum	NPM Silmet AS	ESTONIA	Conformant

Tantalum	Power Resources Ltd.	MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF	Conformant
Tantalum	QuantumClean	UNITED STATES OF AMERICA	Conformant
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	Conformant
Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Conformant
Tantalum	Taki Chemical Co., Ltd.	JAPAN	Conformant
Tantalum	Telex Metals	UNITED STATES OF AMERICA	Conformant
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	Conformant
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Conformant
Tantalum	Duoluoshan	CHINA	On Smelter Look-up Tab Only
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Tin	Alpha	UNITED STATES OF AMERICA	Conformant
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	Conformant
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	Conformant
Tin	China Tin Group Co., Ltd.	CHINA	Conformant
Tin	CV Ayi Jaya	INDONESIA	Conformant
Tin	CV Dua Sekawan	INDONESIA	Conformant
Tin	CV Gita Pesona	INDONESIA	Conformant
Tin	CV United Smelting	INDONESIA	Conformant
Tin	CV Venus Inti Perkasa	INDONESIA	Conformant
Tin	Dowa	JAPAN	Conformant
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	Conformant
Tin	Fenix Metals	POLAND	Conformant
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA	Conformant
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	Conformant
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Conformant
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Conformant
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Conformant
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	Conformant
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	Conformant
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	Conformant
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	Conformant
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	Conformant
Tin	Luna Smelter, Ltd.	RWANDA	Conformant
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA	Conformant
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	Conformant
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	Conformant
Tin	Melt Metais e Ligas S.A.	BRAZIL	Conformant
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	Conformant
Tin	Metallo Belgium N.V.	BELGIUM	Conformant
Tin	Metallo Spain S.L.U.	SPAIN	Conformant

Tin	Mineracao Taboca S.A.	BRAZIL	Conformant
Tin	Minsur	PERU	Conformant
Tin	Mitsubishi Materials Corporation	JAPAN	Conformant
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Conformant
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Conformant
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	Conformant
Tin	PT Aries Kencana Sejahtera	INDONESIA	Conformant
Tin	PT Artha Cipta Langgeng	INDONESIA	Conformant
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	Conformant
Tin	PT Babel Inti Perkasa	INDONESIA	Conformant
Tin	PT Babel Surya Alam Lestari	INDONESIA	Conformant
Tin	PT Bangka Serumpun	INDONESIA	Conformant
Tin	PT Bangka Tin Industry	INDONESIA	Conformant
Tin	PT Belitung Industri Sejahtera	INDONESIA	Conformant
Tin	PT Bukit Timah	INDONESIA	Conformant
Tin	PT DS Jaya Abadi	INDONESIA	Conformant
Tin	PT Inti Stania Prima	INDONESIA	Conformant
Tin	PT Karimun Mining	INDONESIA	Conformant
Tin	PT Menara Cipta Mulia	INDONESIA	Conformant
Tin	PT Mitra Stania Prima	INDONESIA	Conformant
Tin	PT Panca Mega Persada	INDONESIA	Conformant
Tin	PT Prima Timah Utama	INDONESIA	Conformant
Tin	PT Rajawali Rimba Perkasa	INDONESIA	Conformant
Tin	PT Rajehan Ariq	INDONESIA	Conformant
Tin	PT Refined Bangka Tin	INDONESIA	Conformant
Tin	PT Sariwiguna Binasentosa	INDONESIA	Conformant
Tin	PT Stanindo Inti Perkasa	INDONESIA	Conformant
Tin	PT Sukses Inti Makmur	INDONESIA	Conformant
Tin	PT Timah Tbk Kundur	INDONESIA	Conformant
Tin	PT Timah Tbk Mentok	INDONESIA	Conformant
Tin	PT Tinindo Inter Nusa	INDONESIA	Conformant
Tin	PT Tommy Utama	INDONESIA	Conformant
Tin	Resind Industria e Comercio Ltda.	BRAZIL	Conformant
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	Conformant
Tin	Soft Metais Ltda.	BRAZIL	Conformant
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM	Conformant
Tin	Thaisarco	THAILAND	Conformant
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA	Conformant
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	Conformant
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Conformant
Tin	Yunnan Tin Company Limited	CHINA	Conformant
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	Conformant
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Electronicos Do Brasil Ltda	BRAZIL	Active
Tin	CRM Synergies	SPAIN	Active
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	Active
Tin	PT Lautan Harmonis Sejahtera	INDONESIA	Active

Tin	PT Timah Nusantara	INDONESIA	Active
Tin	Super Ligas	BRAZIL	Active
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	On Smelter Look-up Tab Only
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Tin	CV Nurjanah	INDONESIA	On Smelter Look-up Tab Only
Tin	CV Serumpun Sebalai	INDONESIA	On Smelter Look-up Tab Only
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	On Smelter Look-up Tab Only
Tin	Estanho de Rondônia S.A.	BRAZIL	On Smelter Look-up Tab Only
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Tin	Gejiu Jinye Mineral Company	CHINA	On Smelter Look-up Tab Only
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Tin	Modeltech Sdn Bhd	MALAYSIA	On Smelter Look-up Tab Only
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	On Smelter Look-up Tab Only
Tin	Pongpipat Company Limited	MYANMAR	On Smelter Look-up Tab Only
Tin	Precious Minerals and Smelting Limited	INDIA	On Smelter Look-up Tab Only
Tin	PT Bangka Prima Tin	INDONESIA	On Smelter Look-up Tab Only
Tin	PT Eunindo Usaha Mandiri	INDONESIA	On Smelter Look-up Tab Only
Tin	PT Kijang Jaya Mandiri	INDONESIA	On Smelter Look-up Tab Only
Tin	PT Mitra Sukses Globalindo	INDONESIA	On Smelter Look-up Tab Only
Tin	PT Premium Tin Indonesia	INDONESIA	On Smelter Look-up Tab Only
Tin	PT Sumber Jaya Indah	INDONESIA	On Smelter Look-up Tab Only
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	On Smelter Look-up Tab Only
Tin	VQB Mineral and Trading Group JSC	VIET NAM	On Smelter Look-up Tab Only
Tungsten	A.L.M.T. Corp.	JAPAN	Conformant
Tungsten	ACL Metais Eireli	BRAZIL	Conformant
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	Conformant
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Conformant
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Conformant
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Conformant
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Conformant
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA	Conformant
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY	Conformant
Tungsten	H.C. Starck Tungsten GmbH	GERMANY	Conformant
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	Conformant
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	Conformant
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Conformant

Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	Conformant
Tungsten	Japan New Metals Co., Ltd.	JAPAN	Conformant
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	Conformant
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	Conformant
Tungsten	KGETS Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Masan Tungsten Chemical LLC (MTC)	VIET NAM	Conformant
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION	Conformant
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	Conformant
Tungsten	Phillippine Chuangxin Industrial Co., Inc.	PHILIPPINES	Conformant
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	Conformant
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	Conformant
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	Conformant
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Conformant
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Albasteel Industriae Comercio de Ligas Para Fundicao Ltd.	BRAZIL	Active
Tungsten	Cronimet Brasil Ltda.	BRAZIL	Active
Tungsten	Jingmen Dewei GEM Tungsten Resources Recycling Co., Ltd.	CHINA	Active
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	Active
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	Active
Tungsten	Artek LLC	RUSSIAN FEDERATION	On Smelter Look-up Tab Only
Tungsten	China Molybdenum Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	On Smelter Look-up Tab Only
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	On Smelter Look-up Tab Only
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	On Smelter Look-up Tab Only
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	On Smelter Look-up Tab Only
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	On Smelter Look-up Tab Only

The Company notes the following in connection with the information in the table above:

a.Not all of the included SORs may have processed the necessary 3TG contained in Zoetis’ in-scope products, since most of our suppliers reported at a “company level,” meaning that they reported the 3TG contained in all of their products, not just those in the products that they sold us. Some suppliers also may have reported SORs that were not in Zoetis’ supply chain due to over-inclusiveness in the information received from their suppliers or for other reasons. In addition, the SORs reflected above may not include all of the SORs in Zoetis’ supply chain, since some suppliers did not identify all of their SORs and because not all suppliers responded to Zoetis’ inquiries.

b.The table only includes entities that were listed as SORs on the Smelter Look-up tab list of the CMRT.

c.SOR status information in the table is as of May 16, 2021.

d.“Conformant” means that a SOR has successfully completed an assessment against the applicable Responsible Minerals Assurance Process (the “RMAP”) standard or an equivalent cross-recognized assessment. Included smelters and refiners were not necessarily Conformant for all or part of 2020 and may not continue to be Conformant for any future period.

e.“Active” means that the SOR has committed to undergo an RMAP assessment, completed the relevant documents and scheduled the on-site assessment. These may be in the pre-assessment, assessment, or corrective-action phases of the assessment.

f.“On Smelter Look-up Tab Only” means that a SOR is listed on the Smelter Look-up tab list of the CMRT, but is not listed as Conformant or Active.

g.SOR status and location reflected in the table is based solely on information made publicly available by the RMI, without independent verification by Zoetis.

Country of Origin Information

The countries of origin of the newly-mined 3TG processed by the Conformant SORs listed above may include the countries listed below, as well as possibly other countries.

Argentina	Cyprus	Guyana	Morocco	Saudi Arabia	Turkey
Australia	Dominican Republic	Honduras	Mozambique	Senegal	Uganda*
Austria		India	Myanmar	Serbia	United Kingdom
Azerbaijan	Ecuador	Indonesia	Namibia	Sierra Leone	United States of America
Benin	Egypt	Ivory Coast	Netherlands	Slovakia
Bolivia	Eritrea	Japan	New Zealand	Solomon Islands	Uruguay
Botswana	Ethiopia	Kazakhstan	Nicaragua	Somaliland	Uzbekistan
Brazil	Fiji	Kenya	Niger	South Africa	Vietnam
Burkina Faso	Finland	Laos	Nigeria	Spain	Zambia*
Burundi*	France	Liberia	Papua New Guinea	Suriname	Zimbabwe
Canada	French Guiana	Madagascar	Peru	Swaziland
Chile	Georgia	Malaysia	Philippines	Sweden
China	Germany	Mali	Portugal	Taiwan
Colombia	Ghana	Mauritania	Puerto Rico	Tajikistan
Democratic Republic of the Congo*	Guatemala	Mexico	Russia	Tanzania*
	Guinea	Mongolia	Rwanda*	Thailand
* Represents a Covered Country
In addition, some of the listed Conformant smelters and refiners may have processed 3TG originating from recycled or scrap sources.

For calendar 2020, we were not able to determine the potential country of origin of the 3TG processed by any of the smelters or refiners listed as “Active” or “On Smelter Look-up Tab Only.”